UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 29, 2010 (November 23, 2009)
____________________________

CALIBERT EXPLORATIONS, LTD.
(Exact name of registrant as specified in its charter)

NEVADA	000-53346
(State or other jurisdiction of incorporation)	(Commission File No.)

645 Bayway Boulevard
Clearwater Beach, Florida 33767
(Address of principal executive offices and Zip Code)

(727)442-2667
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMENDMENT

                 This report amends Item 5.01 of the Form 8-K filed with the SEC on December 2, 2009.

Forward Looking Statements

 This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements.  Such statements reflect our current views with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to our industry, operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

 Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.  The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

                 In this Form 8-K, references to “we,” “our,” “us,” or the “Company” refer to Empire Water Corporation, a Nevada corporation, formerly known as Cascade Coaching Corp.

Item 5.01(a)(8)	Changes in Control of the Registrant.

BUSINESS

Incorporated by reference from Item 1 and Item 1A of our Form 10-K filed with the Securities and Exchange Commission on March 15, 2010.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Incorporated by reference from Item 7of our Form 10-K filed with the Securities and Exchange Commission on March 15, 2010.

DESCRIPTION OF PROPERTY

Incorporated by reference from Item 2 of our Form 10-K filed with the Securities and Exchange Commission on March 15, 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Incorporated by reference from Item 12 of our Form 10-K filed with the Securities and Exchange Commission on March 15, 2010.

DIRECTORS, EXECUTIVE DIRECTORS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Incorporated by reference from Item 10 of our Form 10-K filed with the Securities and Exchange Commission on March 15, 2010.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Incorporated by reference from Item 11 of our Form 10-K filed with the Securities and Exchange Commission on March 15, 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Incorporated by reference from Item 13 of our Form 10-K filed with the Securities and Exchange Commission on March 15, 2010.

DESCRIPTION OF SECURITIES

General

Our authorized capital stock consists of 200,000,000 shares of common stock at a par value of $0.001 per share.

Common Stock

As at March 22, 2010, 5,160,000 shares of common stock are issued and outstanding and held by 41 shareholders of record.  Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of three percent of shares of common stock issued and outstanding, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate prorata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of our common stock have no preemptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Dividend Policy

We have never declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Share Purchase Warrants

As of March 22, 2010, there are no outstanding warrants to purchase our securities. We may, however, issue warrants to purchase our securities in the future.

Options

As of March 22, 2010, there are no options to purchase our securities outstanding. We may, however, in the future grant such options and/or establish an incentive stock option plan for our directors, employees and consultants.

Convertible Securities

As of March 22, 2010, we have not issued and do not have outstanding any securities convertible into shares of our common stock or any rights convertible or exchangeable into shares of our common stock. We may, however, issue such convertible or exchangeable securities in the future.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Incorporated by reference from Item 5 of our Form 10-K filed with the Securities and Exchange Commission on March 15, 2010.

LEGAL PROCEEDINGS

Incorporated by reference from Item 3 of our Form 10-K filed with the Securities and Exchange Commission on March 15, 2010.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

Incorporated by reference from Item 9 of our Form 10-K filed with the Securities and Exchange Commission on March 15, 2010.

RECENT SALES OF UNREGISTERED SECURITIES

During the last three years we have sold 2,265,000 shares of unregistered securities. All of these shares were acquired from us in private placements that were exempt from registration under Regulation S of the Securities Act of 1933 and were sold to Canadian residents.

The shares include the following:

1.	On, May 21, 2007 we issued 3,000,000 shares of common stock at a price of $0.001 per share for cash proceeds of $3,000 received from our President;

2.
On November 30, 2007 we issued 2,265,000 shares of common stock at a price of $0.03 per share for cash proceeds of $67,950; to non-affiliate Canadian residents.

With respect to all of the above offerings, we completed the offerings of the common stock pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the common stock was completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the units. Each investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The subscription agreement executed between us and the investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investor agreed by execution of the subscription agreement for the common stock: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

Each investor was given adequate access to sufficient information about us to make an informed investment decision. None of the securities were sold through an underwriter and accordingly, there were no underwriting discounts or commissions involved. No registration rights were granted to any of the purchasers.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Under our Articles of Incorporation and Bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

Item 9.01	Financial Statements and Exhibits

(a)           FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Incorporated by reference from Item 8 of our Form 10-K filed with the Securities and Exchange Commission on March 15, 2010.

(b)           PRO FORMA FINANCIAL INFORMATION.

NONE.

 (c)           SHELL COMPANY TRANSACTIONS

Reference is made to Items 9.01(a) and 9.01(b) above and the exhibits referred to therein, which are incorporated herein by reference.

(d)           EXHIBITS

Exhibit
Number	Description of Exhibits

3.1	Articles of Incorporation.(1)

3.2	Bylaws,.(1)

4.1	Form of Subscription.(1)

14.1	Code of Ethics. (1)

(1)	Filed with the SEC as an exhibit to our Registration Statement on Form S-1 originally filed on, June 9, 2008, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 29th day of March, 2010.

CALIBERT EXPLORATIONS, LTD.

BY:	DAVID SALTRELLI
David Saltrelli President

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

3.1	Articles of Incorporation.(1)

3.2	Bylaws,.(1)

4.1	Form of Subscription.(1)

14.1	Code of Ethics. (1)

(1)	Filed with the SEC as an exhibit to our Registration Statement on Form S-1 originally filed on, June 9, 2008, as amended.